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                                   EXHIBIT 6



                   Consent of KPMG LLP, Independent Auditors


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                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors of USAA Life Insurance Company and Policyowners of the Life Insurance Separate Account of
USAA Life Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Independent Auditors" in the Registration Statement and related prospectus.


                                        /s/ KPMG LLP

San Antonio, Texas
April 25, 2000